UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

             Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 19, 2011


                     ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC
              (EXACT NAME OF COMPANY AS SPECIFIED IN ITS CHARTER)

 FLORIDA                                000-30392                 13-4172059
 -------                                ---------                 ----------
 (STATE OR OTHER JURISDICTION)    (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
 OF INCORPORATION)                                              IDENTIFICATION)


             335 CONNIE CRESCENT, CONCORD, ONTARIO, CANADA L4K 5R2

              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (905) 695-4142

                                      N/A

         (Former name or former address, if changed since last report)



|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))













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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 19, 2011, the Company's board of directors ratified a Services Agreement ("Agreement") between the Company and Orchard Capital Corporation ("Orchard") which was approved by the Company's Compensation Committee. Under the Agreement, which will be effective as of January 30, 2011, Orchard will provide services that may be mutually agreed to by and between Orchard and the Company including those duties customarily performed by the Chairman of the Board and executive of the Company as well as providing advise and consultation on general corporate matters, and on other projects as may be assigned by the Company's Board of Directors on an as needed basis. Orchard has agreed to appoint Mark Yung, the Company's Executive Chairman who is also employed by Orchard to act on Orchard's behalf and provide the services to the Company under the Agreement. Orchard reserves the right to replace Mr. Yung as the provider of services under the Agreement at its sole option. The Agreement may be terminated by either party upon thirty (30) days written notice unless otherwise provided for under the Agreement. Compensation under the agreement is the sum of $300,000 per annum plus reimbursement for out-of-pocket expenses incurred by Orchard. The agreement includes other standard terms including indemnification and limitation liability provisions. Orchard is controlled by Richard Ressler; affiliated entities of Orchard as well as Richard Ressler own shares of the Company

ITEM 8.01 OTHER EVENTS

On April 19, 2011, the Company's board of directors ratified a modification of the board compensation structure as approved by the Company's Compensation Committee. As a part of the modified compensation policy the board of directors ratified and approved a reduction and change in the composition in the fees paid to the chairpersons of the various board committees and other board members, as well as an amendment to the Company's 2010 Stock Incentive Plan (the "Plan") so as to permit the issuance of restricted shares of the Company's Common Stock to directors in addition to executive officers and employees as previously provided for under the Plan. The amendment to the Plan permits for board fees to be paid in the form of the Company's restricted common stock for all non-executive board members, with a cash component for the chairpersons of the various board committees. Previously, the board fee policy consisted of cash and options for all board members.

                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ENVIRONMENTAL SOLUTIONS WORLDWIDE INC.

Date: April 25, 2011

                                           By: /s/ Praveen Nair
                                               -----------------
                                                   Praveen Nair
                                                   Chief Financial Officer